CONTINGENT LIABILITIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2018
Disclosure of commitments and contingent liabilities [text block] [Abstract]
Disclosure of commitments and contingent liabilities [text block]

42    Contingent liabilities and commitments

Interchange fees

With respect to multi-lateral interchange fees (MIFs), the Lloyds Banking Group is not directly involved in the ongoing investigations and litigation (as described below) which involve card schemes such as Visa and Mastercard. However, the Lloyds Bank Group is a member/licensee of Visa and Mastercard and other card schemes:

–	The European Commission continues to pursue competition investigations against Mastercard and Visa probing, amongst other things, MIFs paid in respect of cards issued outside the EEA;
–	Litigation brought by retailers continues in the English Courts against both Visa and Mastercard;
–	Any ultimate impact on the Lloyds Bank Group of the above investigations and litigation against Visa and Mastercard remains uncertain at this time.

Visa Inc completed its acquisition of Visa Europe on 21 June 2016. As part of this transaction, the Lloyds Banking Group and certain other UK banks also entered into a Loss Sharing Agreement (LSA) with Visa Inc, which clarifies the allocation of liabilities between the parties should the litigation referred to above result in Visa Inc being liable for damages payable by Visa Europe. The maximum amount of liability to which the Lloyds Banking Group may be subject under the LSA is capped at the cash consideration which was received by the Lloyds Banking Group at completion. Visa Inc may also have recourse to a general indemnity, previously in place under Visa Europe’s Operating Regulations, for damages claims concerning inter or intra-regional MIF setting activities.

LIBOR and other trading rates

In July 2014, the Lloyds Banking Group announced that it had reached settlements totalling £217 million (at 30 June 2014 exchange rates) to resolve with UK and US federal authorities legacy issues regarding the manipulation several years ago of Lloyds Banking Group companies’ submissions to the British Bankers’ Association (BBA) London Interbank Offered Rate (LIBOR) and Sterling Repo Rate. The Lloyds Banking Group continues to cooperate with various other government and regulatory authorities, including the Swiss Competition Commission, and a number of US State Attorneys General, in conjunction with their investigations into submissions made by panel members to the bodies that set LIBOR and various other interbank offered rates.

Certain Lloyds Banking Group companies, together with other panel banks, have also been named as defendants in private lawsuits, including purported class action suits, in the US in connection with their roles as panel banks contributing to the setting of US Dollar, Japanese Yen and Sterling LIBOR and the Australian BBSW Reference Rate. Certain of the plaintiffs’ claims, have been dismissed by the US Federal Court for Southern District of New York (subject to appeals).

Certain Lloyds Banking Group companies are also named as defendants (i) in UK based claims; and (ii) in two Dutch class actions, raising LIBOR manipulation allegations. A number of the claims against the Lloyds Banking Group in relation to the alleged mis-sale of interest rate hedging products also include allegations of LIBOR manipulation.

It is currently not possible to predict the scope and ultimate outcome on the Lloyds Banking Group of the various outstanding regulatory investigations not encompassed by the settlements, any private lawsuits or any related challenges to the interpretation or validity of any of the Lloyds Banking Group’s contractual arrangements, including their timing and scale.

Tax authorities

The Lloyds Banking Group has an open matter in relation to a claim for group relief of losses incurred in its former Irish banking subsidiary, which ceased trading on 31 December 2010. In 2013 HMRC informed the Lloyds Banking Group that their interpretation of the UK rules which allow the offset of such losses denies the claim. If HMRC’s position is found to be correct management estimate that this would result in an increase in current tax liabilities of approximately £770 million (including interest) and a reduction in the Lloyds Banking Group’s deferred tax asset of approximately £250 million (overall impact on the Group of £910 million). The Lloyds Banking Group does not agree with HMRC’s position and, having taken appropriate advice, does not consider that this is a case where additional tax will ultimately fall due. There are a number of other open matters on which the Group is in discussion with HMRC (including the tax treatment of certain costs arising from the divestment of TSB Banking Group plc), none of which is expected to have a material impact on the financial position of the Group.

Residential mortgage repossessions

In August 2014, the Northern Ireland High Court handed down judgment in favour of the borrowers in relation to three residential mortgage test cases concerning certain aspects of the Lloyds Banking Group’s practice with respect to the recalculation of contractual monthly instalments of customers in arrears. The FCA has been actively engaged with the industry in relation to these considerations and has published Guidance on the treatment of customers with mortgage payment shortfalls. The Guidance covers remediation for mortgage customers who may have been affected by the way firms calculate these customers’ monthly mortgage instalments. The Lloyds Banking Group is implementing the Guidance.

Mortgage arrears handling activities – FCA investigation

On 26 May 2016, the Lloyds Banking Group was informed that an enforcement team at the FCA had commenced an investigation in connection with the Lloyds Banking Group’s mortgage arrears handling activities. This investigation is ongoing and the Lloyds Banking Group continues to cooperate with the FCA. It is not currently possible to make a reliable assessment of any liability that may result from the investigation including any financial penalty or public censure.

HBOS Reading – FCA investigation

On 21 June 2019, the FCA announced the outcome of its investigation into Bank of Scotland plc’s disclosures in the period between 3 May 2007 and 16 January 2009 regarding the Impaired Assets Office for London and the South East, based in Reading. Lloyds Banking Group accepted the findings, and agreed to pay a fine of £45.5 million.

The FCA’s investigation related to the period prior to the acquisition of HBOS by Lloyds Banking Group. While Bank of Scotland plc referred to the FCA its suspicions that a fraud may have taken place during the period in question, the FCA determined that Bank of Scotland plc ‘failed to be open and cooperative and failed to disclose information appropriately’ about those suspicions. The FCA judged these failures were ‘not intentional’.

Lloyds Banking Group co-operated fully throughout the enforcement investigation, which was initially launched in 2010 before being paused between 2013 and 2017 to avoid prejudicing the criminal investigation by Thames Valley Police.

Other legal actions and regulatory matters

In addition, during the ordinary course of business the Group is subject to other complaints and threatened or actual legal proceedings (including class or group action claims) brought by or on behalf of current or former employees, customers, investors or other third parties, as well as legal and regulatory reviews, challenges, investigations and enforcement actions, both in the UK and overseas. All such material matters are periodically reassessed, with the assistance of external professional advisers where appropriate, to determine the likelihood of the Group incurring a liability. In those instances where it is concluded that it is more likely than not that a payment will be made, a provision is established to management’s best estimate of the amount required at the relevant balance sheet date. In some cases it will not be possible to form a view, for example because the facts are unclear or because further time is needed properly to assess the merits of the case, and no provisions are held in relation to such matters. In these circumstances, specific disclosure in relation to a contingent liability will be made where material. However the Group does not currently expect the final outcome of any such case to have a material adverse effect on its financial position, operations or cash flows.

Contingent liabilities and commitments arising from the banking business

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Contingent liabilities
Acceptances and endorsements	32	71	31	70
Other:
Other items serving as direct credit substitutes	485	740	449	722
Performance bonds and other transaction-related contingencies	2,270	2,300	2,012	2,167
	2,755	3,040	2,461	2,889
Total contingent liabilities	2,787	3,111	2,492	2,959

	The Bank
	2018 £m	2017 £m
Incurred on behalf of fellow Lloyds Banking Group undertakings	–	5

The contingent liabilities of the Group and the Bank arise in the normal course of banking business and it is not practicable to quantify their future financial effect.

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Commitments and guarantees
Documentary credits and other short-term trade-related transactions	1	–	–	–
Forward asset purchases and forward deposits placed	731	384	684	353
Undrawn formal standby facilities, credit lines and other commitments to lend:
Less than 1 year original maturity:
Mortgage offers made	11,573	11,156	1,514	1,291
Other commitments and guarantees	77,995	84,925	31,255	37,457
	89,568	96,081	32,769	38,748
1 year or over original maturity	28,214	39,074	24,444	35,890
Total commitments and guarantees	118,514	135,539	57,897	74,991

	The Bank
	2018 £m	2017 £m
Incurred on behalf of fellow Lloyds Banking Group undertakings	5,452	1,532

Of the amounts shown above in respect of undrawn formal standby facilities, credit lines and other commitments to lend £48,455 million (2017: £65,946 million) for the Group and £30,420 million (2017: £47,590 million) for the Bank were irrevocable.

Operating lease commitments

Where a Group company is the lessee, the future minimum lease payments under non-cancellable premises operating leases are as follows:

	The Group		The Bank
	2018 £m	2017 £m	2018 £m	2017 £m
Not later than 1 year	276	275	147	153
Later than 1 year and not later than 5 years	807	845	457	478
Later than 5 years	977	934	537	462
Total operating lease commitments	2,060	2,054	1,141	1,093

Operating lease payments represent rental payable by the Group for certain of its properties. Some of these operating lease arrangements have renewal options and rent escalation clauses, although the effect of these is not material. No arrangements have been entered into for contingent rental payments.

Capital commitments

Excluding commitments of the Group in respect of investment property (note 23), capital expenditure contracted but not provided for at 31 December 2018 amounted to £370 million (2017: £444 million) for the Group and £1 million (2017: £4 million) for the Bank. Of this amount for the Group, £369 million (2017: £440 million) relates to assets to be leased to customers under operating leases. The Group’s management is confident that future net revenues and funding will be sufficient to cover these commitments.